UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 1, 2006
___________________
ARABIAN AMERICAN DEVELOPMENT COMPANY
 (Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction
of incorporation)
0-6247
(Commission
File Number)
75-1256622
(IRS Employer
Identification No.)

10830 North Central Expressway, Suite 175, Irving, Texas 75231
(Address of principal executive offices) (Zip Code)

(Registrant Telephone Number, Including Area Code)  (214) 692-7872

________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
* Written communications pursuant to Rule 425 under the Securities
	Act (17 CFR 230.425)
* Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 8.01  Other Events.
On July 31, 2006, Registrant Arabian American Development Co
(Pink Sheets: ARSD) began trading on the OTCBB as Arabian
American Development Co (OTCBB: ARSD).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					ARABIAN AMERICAN DEVELOPMENT COMPANY

Date:  August 1, 2006			By: /s/ Nicholas Carter
					     Nicholas N. Carter, Secretary



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